UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025 (February 14, 2025)

SinglePoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3104 E Camelback Rd #2137 Phoenix, AZ	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 682-7464

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	SING	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2025, SinglePoint Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with GHS Investments, LLC (the “GHS”) whereby GHS agreed to purchase shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”) in two separate tranches. The first tranche, which occurred promptly upon execution of the Purchase Agreement, was the purchase of 156 shares of Series C Preferred Stock for $156,000 dollars and closed on February 20, 2025. The second tranche, which occurred following a notice by the Company to the Purchaser on February 24, 2025, was the purchase of 125 shares of Series C Preferred Stock for $125,000 dollars and closed on February 25, 2025.

Pursuant to the Purchase Agreement, the Company has agreed to use its best efforts to (i) file a registration statement registering the resale of the shares issuable upon conversion of the Series C Preferred Stock within 120 calendar days from the date of the Purchase Agreement and (ii) have such registration statement declared effective by the Securities and Exchange Commission within 60 calendar days of its filing.

The foregoing is subject to, and qualified in its entirety, by the Purchase Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 above is incorporated by reference into this Item 3.02. The Series C Preferred Stock was issued pursuant to exemptions from registration in Section 4(a)(2) under the Securities Act of 1933, as amended, and/or the safe harbors under Rule 506 of Regulation D promulgated thereunder.

The information regarding the terms of conversion of the Series C Preferred Stock in Item 5.03 below is incorporated by reference into Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders

The information in response to Item 5.03 below is incorporated by reference in response to this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 14, 2025, the Company filed a certificate of designation (the “Certificate of Designation”) with the Secretary of State of the State of Nevada to amend its Amended and Restated Articles of Incorporation to designate 1,500 shares of the Company’s preferred stock, par value $.0001 per share, as “Series C Convertible Preferred Stock.”

Below is a summary description of the material rights, designations and preferences of the Series C Preferred Stock (all capitalized terms not otherwise defined herein shall have that definition assigned to it as per the Certificate of Designation).

The Company has the right to redeem the Series C Preferred Stock, in accordance with the following schedule:

(a)

If all of the Series C Preferred Stock are redeemed within ninety (90) calendar days from the issuance date thereof, the Company shall have the right to redeem the Series C Preferred Stock upon five (5) business days’ of written notice at a price equal to one hundred and fifteen percent (115%) of the Stated Value, together with any accrued but unpaid dividends;

(b)

If all of the Series C Preferred Stock are redeemed after ninety (90) calendar days following the issuance date thereof, the Company shall have the right to redeem the Series C Preferred Stock upon five (5) business days of written notice at a price equal to one hundred and twenty percent (120%) of the Stated Value together with any accrued but unpaid dividends.

The Company shall pay a dividend of twelve percent (12%) per annum on the Series C Preferred Stock. Dividends shall be paid quarterly, and at the Company’s discretion, in cash or Series C Preferred Stock calculated at the purchase price. The Stated Value of the Series C Preferred Stock is $1,200 per share.

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The Series C Preferred Stock will vote together with the Common Stock of the Company on an as-converted basis, subject to the Beneficial Ownership Limitation.

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of the Series C Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon, for each share of Series C Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities.

Each share of the Series C Preferred Stock is convertible at the option of the Holder into that number of shares of the Company’s Common Stock based on the Conversion Price of $0.00477.

The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. The Conversion Price is also subject adjustment on the Reset Dates, if the Reset Price is below the Conversion Price then in effect, but will not be adjusted below the Floor Price. In addition, upon consummation of a Qualified Offering, the Holder will have the option to convert the Series C Preferred Stock (and any other preferred stock of the Company then held by the Holder) into securities issued in the Qualified Offering at a 30% discount to the public offering price in the Qualified Offering.

From the Original Issue Date until the date when the original holder no longer holds any shares of Series C Preferred Stock, upon any Subsequent Financing, such holder may elect, in its sole discretion, to exchange (in lieu of conversion), if applicable, all or some of the shares of Series C Preferred Stock then held for any securities or units issued in a Subsequent Financing on a $1.00 for $1.00 basis. Upon a Subsequent Financing, such holder of at least one hundred (100) shares of Series C Preferred Stock shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing.

The foregoing summary of terms is subject to, and qualified in its entirety, by the Certificate of Designation attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock, filed with the Nevada Secretary of State on February 14, 2025

10.1*	Securities Purchase Agreement, dated February 14, 2025, between the Company and GHS.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

* Schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Stock Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: March 17, 2025	By:	/s/ William Ralston
	Name:	William Ralston
	Title:	Chief Executive Officer

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